Exhibit 10.35

GUARANTY

Each of the entities listed on Schedule “A” attached hereto and forming a part hereof (each a “Guarantor” and collectively, the “Guarantors”), acknowledges and agrees that Paramount Group, Inc., as agent for PGREF I 1633 Broadway Tower, L.P. (hereinafter called “Landlord”), having an office c/o Paramount Group, Inc., 1633 Broadway, Suite 1801, New York, NY 10019 and WMG Acquisition Corp. (the “Tenant”) shall enter into that certain lease (as the same may hereafter be amended, the “Lease”) dated October 1, 2013, covering certain premises (the “Premises”) as more particularly described in the Lease in the building (the “Building”) known as 1633 Broadway, New York, New York.

In order to induce Landlord to enter into the Lease and in consideration of Landlord’s entering into the Lease and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby guarantees, jointly and severally, unconditionally and absolutely, to Landlord, its successors and assigns (without requiring any notice of nonpayment or proof of notice or demand whereby to charge any Guarantor, all of which each Guarantor hereby expressly waives), the payment as and when due of Fixed Rent (as defined in the Lease), additional rent, charges, interest and damages payable by Tenant under the Lease and the payment of any and all other damages for which Tenant shall be liable by reason of any act or omission contrary to any of the covenants, agreements, terms, provisions or conditions of the Lease, including without limitation, such damages for which Tenant shall be liable pursuant to the terms of the Lease for failure to perform Tenant’s Work (as defined in the Lease), free and clear of all liens and other claims, charges and encumbrances. Each Guarantor represents and warrants that this Guaranty has been duly authorized by all necessary corporate action on such Guarantor’s part, has been duly executed and delivered by a duly authorized officer of each Guarantor, and constitutes such Guarantor’s valid and legally binding agreement in accordance with its terms. This Guaranty is a guaranty of payment only and not of performance.

As a further inducement to Landlord to enter into the Lease and in consideration thereof, each Guarantor hereby expressly covenants and acknowledges as follows:

1. The obligations hereunder of each Guarantor shall not be terminated or affected in any way or manner whatsoever by reason of Landlord’s resort, or Landlord’s omission to resort, to any summary or other proceedings, actions or remedies for the enforcement of any of Landlord’s rights under the Lease or with respect to the Premises thereby demised or by reason of any extensions of time or indulgences granted by Landlord, or by reason of the assignment or surrender of all or any part of the Lease or the term and estate thereby granted or all or any part of the Premises demised thereby except to the extent that Tenant is released in writing by Landlord from any obligation in connection with any such assignment or surrender. The liability of each Guarantor is coextensive with that of Tenant and also joint and several, and action or suit may be brought against any Guarantor and carried to final judgment and/or completion and recovery had, either with or without making Tenant a party thereto. Insofar as the payment by Tenant of any sums of money to Landlord is involved, this Guaranty is a guaranty of payment and not of collection and shall remain in full force and effect until payment in full to Landlord of all sums payable under this Lease. Each Guarantor waives any right to require that any action be brought against Tenant or to require that resort be had to any Security Deposit (as defined in the Lease) or to any other credit in favor of Tenant. Landlord shall be required to apply any Security Deposit held by it to the reduction of any of Guarantors’ obligations hereunder and the amount of any such Security Deposit as may be applied by Landlord shall be credited to the benefit of any Guarantor.

2. Each Guarantor acknowledges and agrees that this Guaranty and such Guarantor’s obligations under this Guaranty are and shall at all times continue to be absolute, present, primary and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to this Guaranty and the obligations of any Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Tenant) relating to this Guaranty or the obligations of any Guarantor hereunder or otherwise with respect to the Lease other than the defense of payment. The Guaranty sets forth the entire agreement and understanding of Landlord and each Guarantor, and each Guarantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, set-off, counterclaim or cross-claim of any nature whatsoever with respect to this Guaranty or the obligations of any Guarantor under this Guaranty or the obligations of any other person or party (including, without limitation, Tenant) relating to this Guaranty or the obligations of any Guarantor under the Guaranty or otherwise with respect to the Lease in any action or proceeding brought by Landlord with respect to the Lease or the obligations of any Guarantor under this Guaranty other than the defense of payment. Each Guarantor acknowledges that no oral or other agreements, understandings, representations or warranties exist with respect to this Guaranty or with respect to the obligations of such Guarantor under this Guaranty except as specifically set forth in this Guaranty.

3. If additional space shall be included in, or substituted for all or any part of, the Premises demised by the Lease, or if the Lease be modified by agreement between Landlord and Tenant in any other similar or dissimilar respect, the obligations hereunder of each Guarantor shall extend and apply to the payment as and when due of Fixed Rent, additional rent, charges and damages provided for thereunder and the payment of any and all other damages for which Tenant shall be liable by reason of any act or omission contrary to any of said covenants, agreements, terms, provisions or conditions with respect to any such additional space, or which under any supplemental indenture or new lease or modifications agreement, entered into for the purpose of expressing or confirming any such inclusion, substitution or modification.

4. Neither the giving nor the withholding by Landlord of any consent or approval provided for in the Lease shall affect in any way the obligations hereunder of any Guarantor.

5. Each of the undersigned waives and releases any claim (within the meaning of 11 U.S.C. § 101) which it may have against Tenant arising from a payment made by the undersigned under this Guaranty and agrees not to assert or take advantage of any subrogation rights to proceed against Tenant for reimbursement. It is expressly understood that the waivers and agreements of the undersigned set forth above constitute additional and cumulative benefits given to Landlord for its security and as an inducement for its entering into the Lease with Tenant. Neither any Guarantor’s obligation to make payment in accordance with the terms of this Guaranty nor any remedy for the enforcement thereof shall be impaired, modified, changed, stayed, released or limited in any manner whatsoever by any impairment, modification, change, release, limitation or stay of the liability of Tenant or its estate in bankruptcy or any remedy for the enforcement thereof, resulting from the operation of any present or future provision of the Bankruptcy Code of the United States or from the decision of any court interpreting any of the same, and each Guarantor shall be obligated under this Guaranty as if no such impairment, stay, modification, change, release or limitation had occurred. This Guaranty shall continue to be effective or shall be reinstated (as the case may be) if at any time payment of all or any part of any sum payable pursuant to the Lease is rescinded or otherwise required to be returned by Landlord upon the insolvency, bankruptcy, or reorganization of Tenant, all as though such payment to Landlord had not been made, regardless of whether Landlord contested the order requiring the return of such payment.

6. Until all the covenants and conditions in the Lease on the Tenant’s part to be performed and observed are fully performed and observed: (a) no Guarantor shall have any right of subrogation against the Tenant by reason of any payments, in compliance with the obligations of such Guarantor hereunder; (b) each Guarantor waives any right to enforce any remedy which such Guarantor now or hereafter shall have against the Tenant by reason of any one or more payment with the obligations of any Guarantor hereunder; and (c) each Guarantor subordinates any liability or indebtedness of the Tenant now or hereafter held by such Guarantor to the obligations of the Tenant to the Landlord under the Lease.

7. This Guaranty, and all of the terms hereof, shall be binding on each Guarantor and the successors, assigns, and legal representatives of Guarantor.

8. Each Guarantor hereby waives the right to trial by jury in any action or proceeding that may hereafter be instituted by Landlord against such Guarantor in respect of this Guaranty.

9. All of Landlord’s rights and remedies under the Lease or under this Guaranty are intended to be distinct, separate and cumulative, and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any of the others; provided, however, that Landlord agrees that it may not proceed against any Guarantor hereunder unless and until a default by Tenant under the Lease has occurred and is continuing beyond the expiration of any applicable notice and cure period contained in the Lease (unless Landlord is prohibited by applicable legal requirements from sending any default notice in which event, the expiration of any applicable notice and cure period shall not be required).

10. This Guaranty shall be deemed to have been made in the State of New York, and each Guarantor consents to the jurisdiction of the courts of the State of New York, and the rights and liabilities of Landlord and each Guarantor shall be determined in accordance with the laws of the State of New York. Each Guarantor agrees that it will be conclusively bound by the judgment in any action by Landlord against Tenant (wherever brought) as if such Guarantor were a party to such action, even though such Guarantor is not joined as a party in such action. In addition, if any Guarantor cannot be effectively served with process pursuant to the laws of the State of New York because such Guarantor does not have sufficient contacts with New York or for any other reason, then such Guarantor agrees that effective service of process upon Tenant shall constitute effective service of process upon such Guarantor as well.

11. Each Guarantor will pay to Landlord all Landlord’s actual, reasonable out-of-pocket expenses, including, but not limited to, reasonable attorneys’ fees and expenses, in enforcing this Guaranty.

12. A Guarantor shall automatically be released from this Guaranty and its obligations hereunder upon (i) the sale or other disposition of all of the equity interests of such Guarantor to a person other than Tenant or another Guarantor, or (ii) consummation of any other transaction or designation as a result of which such Guarantor is released from its guarantee of the obligations of Tenant under the Credit Agreement, dated as of November 1, 2012 (as amended by the Incremental Commitment Amendment, dated as of May 9, 2013, and as further amended, restated, extended, refinanced, replaced, refunded, supplemented or otherwise modified in writing from time to time) among Tenant as the borrower thereunder, the lenders party thereto and Credit Suisse AG, as administrative agent. Landlord will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence the release of such Guarantor from this Guaranty.

13. Each Guarantor agrees to be jointly and severally liable for Guarantor’s obligations hereunder without preference or distinction among them.

14. Notwithstanding anything contained herein to the contrary, this Guaranty shall apply only to the obligations of Tenant and any Guarantor which have accrued on or before August 1, 2021, provided however, any such claims which have accrued on or before August 1, 2021, must be asserted on or before October 1, 2021 by Landlord by written notice to Guarantors, such notice to be delivered to Guarantors at the address for Tenant notices pursuant to Section 11.01(a) of the Lease. For avoidance of doubt, this Guaranty shall not be applicable to, or valid with respect to, any obligations of Tenant under the Lease or any obligations of any Guarantor hereunder occurring from and after August 1, 2021 and Landlord acknowledges and agrees that it has no right to rely on this Guaranty for such purposes. This Guaranty shall terminate and have no further force and effect from and after October 1, 2021 (other than as to claims asserted prior to such date in accordance with and subject to the terms of this Guaranty).

15. Each Guarantor, and by its acceptance of this Guaranty, the Landlord, hereby confirms that it is the intention of all such persons that this Guaranty and the obligations of each Guarantor hereunder not constitute a fraudulent transfer or conveyance for purposes of, and not otherwise be in violation of, the Bankruptcy Code, the Uniform Fraudulent Conveyance Act, the Uniform Fraudulent Transfer Act or any similar foreign, federal or state law to the extent applicable to this Guaranty and the obligations of each Guarantor hereunder. To effectuate the foregoing intention, the Landlord and the Guarantors hereby irrevocably agree that the obligations of each Guarantor under this Guaranty at any time shall be limited to the maximum amount that can be guaranteed by such Guarantor under applicable law and that will otherwise result in the obligations of such Guarantor under this Guaranty not constituting a fraudulent transfer or conveyance.

16. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share (based, to the maximum extent permitted by law, on the respective Adjusted Net Worths (as defined below) of the Guarantors on the date the respective payment is made) of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder that has not paid its proportionate share of such payment. Each Guarantor’s right of contribution shall be subject to the terms and conditions of paragraph 6 above. The provisions of this paragraph 16 shall in no respect limit the obligations and liabilities of any Guarantor to the Landlord, and each Guarantor shall remain liable to the Landlord for the full amount guaranteed by such Guarantor hereunder. In this Guaranty, “Adjusted Net Worth” means, of any Guarantor at any time, the greater of (x) $0 and (y) the amount by which the fair saleable value of such Guarantor’s assets on the date of the respective payment hereunder exceeds its debts and other liabilities (including contingent liabilities, but without giving effect to any of its obligations under this Guaranty) on such date.

17. This Guaranty is being executed and delivered by all of the Guarantors contemporaneously with the execution and delivery of the Lease.

Date: October 1, 2013

[SIGNATURE PAGES TO FOLLOW]

GUARANTORS:

A. P. SCHMIDT CO.

ARMS UP INC.

ATLANTIC RECORDING CORPORATION

ATLANTIC/MR VENTURES INC.

BIG BEAT RECORDS INC.

CAFE AMERICANA INC.

CHAPPELL MUSIC COMPANY, INC.

COTA MUSIC, INC.

COTILLION MUSIC, INC.

CRK MUSIC INC.

E/A MUSIC, INC.

ELEKTRA/CHAMELEON VENTURES INC.

ELEKTRA ENTERTAINMENT GROUP INC.

ELEKSYLUM MUSIC, INC.

ELEKTRA GROUP VENTURES INC. FHK, INC.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.

FOSTER FREES MUSIC, INC.

INSOUND ACQUISITION INC.

INTERSONG U.S.A., INC.

JADAR MUSIC CORP.

J. RUBY PRODUCTIONS, INC.

LEM AMERICA, INC.

LONDON-SIRE RECORDS INC.

MAVERICK PARTNER INC.

MCGUFFIN MUSIC INC.

MIXED BAG MUSIC, INC.

MM INVESTMENT INC.

NON-STOP MUSIC HOLDINGS, INC.

NONESUCH RECORDS INC.

OCTA MUSIC, INC.

PEPAMAR MUSIC CORP.

REP SALES, INC.

REVELATION MUSIC PUBLISHING CORPORATION

RHINO ENTERTAINMENT COMPANY

RICK’S MUSIC INC.

RIGHTSONG MUSIC INC.

ROADRUNNER RECORDS, INC.

RYKO CORPORATION

RYKODISC, INC.

RYKOMUSIC, INC.

SEA CHIME MUSIC, INC.

SIX-FIFTEEN MUSIC PRODUCTIONS, INC.

SR/MDM VENTURE INC.

SUMMY-BIRCHARD, INC.

SUPER HYPE PUBLISHING, INC.

THE ALL BLACKS U.S.A., INC.

TOMMY BOY MUSIC, INC.

TOMMY VALANDO PUBLISHING GROUP, INC.

T.Y.S., INC.

UNICHAPPELL MUSIC INC.

WALDEN MUSIC INC.

WARNER-ELEKTRA-ATLANTIC CORPORATION

WARNER ALLIANCE MUSIC INC.

WARNER BRETHREN INC.

WARNER BROS. MUSIC INTERNATIONAL INC.

WARNER BROS. RECORDS INC.

WARNER CUSTOM MUSIC CORP.

WARNER/CHAPPELL MUSIC, INC.

WARNER/CHAPPELL MUSIC (SERVICES), INC.

WARNER/CHAPPELL PRODUCTION MUSIC, INC.

WARNER DOMAIN MUSIC INC.

WARNER MUSIC DISCOVERY INC.

WARNER MUSIC LATINA INC.

WARNER MUSIC SP INC.

WARNER SOJOURNER MUSIC INC.

WARNER SPECIAL PRODUCTS INC.

WARNER STRATEGIC MARKETING INC.

WARNERSONGS, INC.

WARNER-TAMERLANE PUBLISHING CORP.

WARPRISE MUSIC INC.

W.B.M. MUSIC CORP.

WB GOLD MUSIC CORP.

WB MUSIC CORP

WBM/HOUSE OF GOLD MUSIC, INC.

WBR/QRI VENTURE, INC.

WBR/RUFFNATION VENTURES, INC.

WBR/SIRE VENTURES INC.

WEA EUROPE INC.

WEA INTERNATIONAL INC.

WEA INC.

WIDE MUSIC, INC.

ARTIST ARENA LLC

ASYLUM RECORDS LLC

ATLANTIC/143 L.L.C.

ATLANTIC MOBILE LLC

ATLANTIC PIX LLC

ATLANTIC PRODUCTIONS LLC

ATLANTIC SCREAM LLC

BB INVESTMENTS LLC

BULLDOG ISLAND EVENTS LLC

BUTE SOUND LLC

CORDLESS RECORDINGS LLC

EAST WEST RECORDS LLC

FERRET MUSIC LLC

FERRET MUSIC HOLDINGS LLC

FERRET MUSIC MANAGEMENT LLC

FERRET MUSIC TOURING LLC

FOZ MAN MUSIC LLC

FUELED BY RAMEN LLC

LAVA RECORDS LLC

P & C PUBLISHING LLC

RHINO NAME & LIKENESS HOLDINGS, LLC

RHINO/FSE HOLDINGS, LLC

THE BIZ LLC

T-BOY MUSIC, L.L.C.

T-GIRL MUSIC, L.L.C.

UPPED.COM LLC

WARNER MUSIC DISTRIBUTION LLC

WARNER MUSIC NASHVILLE LLC

By:	/s/ Paul Robinson
Paul M. Robinson
Vice President & Secretary

GUARANTORS (cont’d):

WARNER MUSIC INC.

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Executive Vice President, General Counsel & Secretary

615 MUSIC LIBRARY, LLC

By: Six-Fifteen Music Productions, Inc., its Sole Member

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

ARTIST ARENA INTERNATIONAL, LLC

By: Artist Arena LLC, its Sole Member and Manager
By: Warner Music Inc., its Sole Member

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

ALTERNATIVE DISTRIBUTION ALLIANCE

By: Warner Music Distribution LLC, its Managing Partner

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

MAVERICK RECORDING COMPANY

By: SR/MDM Venture Inc., its Managing Partner

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

GUARANTORS (cont’d):

NON-STOP CATACLYSMIC MUSIC, LLC
NON-STOP INTERNATIONAL PUBLISHING, LLC
NON-STOP OUTRAGEOUS PUBLISHING, LLC

By: Non-Stop Music Publishing, LLC, their Sole Member
By: Non-Stop Music Holdings, Inc., its Manager

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

NON-STOP MUSIC LIBRARY, L.C.
NON-STOP MUSIC PUBLISHING, LLC
NON-STOP PRODUCTIONS, LLC

By: Non-Stop Music Holdings, Inc., their Sole Member

By:	/s/ Paul Robinson
Name:	Paul M. Robinson
Title:	Vice President & Secretary

Schedule “A”

List of Guarantors

Name of Company		Jurisdiction of Incorporation
1.	A. P. Schmidt Co.	Delaware
2.	Arms Up Inc.	Delaware
3.	Atlantic/MR Ventures Inc.	Delaware
4.	Atlantic Recording Corporation	Delaware
5.	Big Beat Records Inc.	Delaware
6.	Cafe Americana Inc.	Delaware
7.	Chappell Music Company, Inc.	Delaware
8.	Cota Music, Inc.	New York
9.	Cotillion Music, Inc.	Delaware
10.	CRK Music Inc.	Delaware
11.	E/A Music, Inc.	Delaware
12.	Eleksylum Music, Inc.	Delaware
13.	Elektra/Chameleon Ventures Inc.	Delaware
14.	Elektra Entertainment Group Inc.	Delaware
15.	Elektra Group Ventures Inc.	Delaware
16.	FHK, Inc.	Tennessee
17.	Fiddleback Music Publishing Company, Inc.	Delaware
18.	Foster Frees Music, Inc.	California
19.	Insound Acquisition Inc.	Delaware
20.	Intersong U.S.A., Inc.	Delaware
21.	J. Ruby Productions, Inc.	California
22.	Jadar Music Corp.	Delaware
23.	LEM America, Inc.	Delaware
24.	London-Sire Records Inc.	Delaware
25.	Maverick Partner Inc.	Delaware
26.	McGuffin Music Inc.	Delaware
27.	Mixed Bag Music, Inc.	New York
28.	MM Investment Inc.	Delaware
29.	Nonesuch Records Inc.	Delaware
30.	Non-Stop Music Holdings, Inc.	Delaware
31.	Octa Music, Inc.	New York
32.	Pepamar Music Corp.	New York

Name of Company		Jurisdiction of Incorporation
33.	Rep Sales, Inc.	Minnesota
34.	Revelation Music Publishing Corporation	New York
35.	Rhino Entertainment Company	Delaware
36.	Rick’s Music Inc.	Delaware
37.	Rightsong Music Inc.	Delaware
38.	Roadrunner Records, Inc.	New York
39.	Ryko Corporation	Delaware
40.	Rykodisc, Inc.	Minnesota
41.	Rykomusic, Inc.	Minnesota
42.	Sea Chime Music, Inc.	California
43.	Six-Fifteen Music Productions, Inc.	Tennessee
44.	SR/MDM Venture Inc.	Delaware
45.	Summy-Birchard, Inc.	Wyoming
46.	Super Hype Publishing, Inc.	New York
47.	The All Blacks U.S.A., Inc.	Delaware
48.	Tommy Boy Music, Inc.	New York
49.	Tommy Valando Publishing Group, Inc.	Delaware
50.	T.Y.S., Inc.	New York
51.	Unichappell Music Inc.	Delaware
52.	Walden Music Inc.	New York
53.	Warner Alliance Music Inc.	Delaware
54.	Warner Brethren Inc.	Delaware
55.	Warner Bros. Music International Inc.	Delaware
56.	Warner Bros. Records Inc.	Delaware
57.	Warner/Chappell Music, Inc.	Delaware
58.	Warner/Chappell Music (Services), Inc.	New Jersey
59.	Warner/Chappell Production Music, Inc.	Delaware
60.	Warner Custom Music Corp.	California
61.	Warner Domain Music Inc.	Delaware
62.	Warner-Elektra-Atlantic Corporation	New York
63.	Warner Music Discovery Inc.	Delaware
64.	Warner Music Inc.	Delaware
65.	Warner Music Latina Inc.	Delaware
66.	Warner Music SP Inc.	Delaware
67.	Warner Sojourner Music Inc.	Delaware

Name of Company		Jurisdiction of Incorporation
68.	WarnerSongs, Inc.	Delaware
69.	Warner Special Products Inc.	Delaware
70.	Warner Strategic Marketing Inc.	Delaware
71.	Warner-Tamerlane Publishing Corp.	California
72.	Warprise Music Inc.	Delaware
73.	WB Gold Music Corp.	Delaware
74.	WB Music Corp.	California
75.	WBM/House of Gold Music, Inc.	Delaware
76.	W.B.M. Music Corp.	Delaware
77.	WBR/QRI Venture, Inc.	Delaware
78.	WBR/Ruffnation Ventures, Inc.	Delaware
79.	WBR/SIRE VENTURES INC.	Delaware
80.	WEA Europe Inc.	Delaware
81.	WEA Inc.	Delaware
82.	WEA International Inc.	Delaware
83.	Wide Music, Inc.	California
84.	Alternative Distribution Alliance	New York
85.	615 Music Library, LLC	Tennessee
86.	Artist Arena International, LLC	New York
87.	Artist Arena LLC	New York
88.	Asylum Records LLC	Delaware
89.	Atlantic/143 L.L.C.	Delaware
90.	Atlantic Mobile LLC	Delaware
91.	Atlantic Pix LLC	Delaware
92.	Atlantic Productions LLC	Delaware
93.	Atlantic Scream LLC	Delaware
94.	BB Investments LLC	Delaware
95.	Bulldog Island Events LLC	New York
96.	Bute Sound LLC	Delaware
97.	Cordless Recordings LLC	Delaware
98.	East West Records LLC	Delaware
99.	Ferret Music Holdings LLC	Delaware
100.	Ferret Music LLC	New Jersey
101.	Ferret Music Management LLC	New Jersey

Name of Company		Jurisdiction of Incorporation
102.	Ferret Music Touring LLC	New Jersey
103.	Foz Man Music LLC	Delaware
104.	Fueled by Ramen LLC	Delaware
105.	Lava Records LLC	Delaware
106.	Maverick Recording Company	California
107.	Non-Stop Cataclysmic Music, LLC	Utah
108.	Non-Stop International Publishing, LLC	Utah
109.	Non-Stop Music Library, L.C.	Utah
110.	Non-Stop Music Publishing, LLC	Utah
111.	Non-Stop Outrageous Publishing, LLC	Utah
112.	Non-Stop Productions, LLC	Utah
113.	P & C Publishing LLC	New York
114.	Rhino/FSE Holdings, LLC	Delaware
115.	Rhino Name & Likeness Holdings, LLC	Delaware
116.	T-Boy Music, L.L.C.	New York
117.	T-Girl Music, L.L.C.	New York
118.	The Biz LLC	Delaware
119.	Upped.com LLC	Delaware
120.	Warner Music Distribution LLC	Delaware
121.	Warner Music Nashville LLC	Tennessee